CONSENT OF AUDITORS

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


         We have re-issued our report dated March 29, 2000 accompanying the consolidated financial statements of VHS Network, Inc. contained in the Registration Statement on Form SB-2. We consent to the use of our report in the Registration Statement.

                                                 By: /s/ Berg & Company, LLP
                                                 ---------------------------
                                                         Berg & Company, LLP

Dated: November 30, 2000 at San Francisco, California